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                                                                    EXHIBIT 10.2

AMENDMENT TO LOAN AND SECURITY AGREEMENT                   COAST BUSINESS CREDIT
--------------------------------------------------------------------------------


                                     COAST



                                AMENDMENT #1 TO



                          LOAN AND SECURITY AGREEMENT



BORROWER:         CYBERGUARD CORPORATION,
                  A FLORIDA CORPORATION
ADDRESS:          2000 WEST COMMERCIAL BOULEVARD
                  SUITE 200
                  FORT LAUDERDALE, FLORIDA 33309


BORROWER:         TRADEWAVE CORPORATION,
                  A FLORIDA CORPORATION
ADDRESS:          3636 EXECUTIVE CENTER DRIVE
                  SUITE 100
                  AUSTIN, TEXAS  78731


DATE:             DECEMBER __, 1997


Section 5.2 of the Schedule to the Loan and Security Agreement of even date herewith is amended to read as follows:

"Section 5.2 - Minimum
                    Availability:      BORROWER SHALL HAVE MINIMUM BORROWING
                                       AVAILABILITY IMMEDIATELY FOLLOWING THE
                                       INITIAL FUNDING IN AN AMOUNT OF NOT LESS
                                       THAN ONE MILLION NINE HUNDRED THOUSAND
                                       DOLLARS ($1,900,000.00)"

Except as expressly modified herein, all other terms and conditions of the Schedule remain unchanged.
[SIGNATURES ON FOLLOWING PAGE]





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COAST:

COAST BUSINESS CREDIT(R),
a division of Southern Pacific Bank,
a California corporation

By
  ----------------------------------
Title:
      ------------------------------

BORROWERS:

CYBERGUARD CORPORATION,
A FLORIDA CORPORATION

By
  ----------------------------------
Title:
      ------------------------------

TRADEWAVE CORPORATION,
A FLORIDA CORPORATION

By
  ----------------------------------
Title:
      ------------------------------













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